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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 14, 1999

                        MEDICAL DEVICE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

Utah                       0-12365                   58-1475517
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(State or other            (Commission               (IRS Employer
jurisdiction of            File Number               Identification No.)
formation

9191 Towne Center Drive, Suite 420, San Diego, California 92122
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (619) 455-7127

9191 Towne Center Drive, Suite 420, San Diego, California 92122
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(Former name re former address, if changed since last report)


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                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

Item 1.           Changes in Control of Registrant
                  --------------------------------
                  Not Applicable

Item 2.           Acquisition or Disposition of Assets
                  ------------------------------------
                  The Registrant has completed the acquisition of the 50% limited partnership interest which it did not previously own in West Regional MRI of Oak Brook, Illinois. With this acquisition, the Registrant now owns 100% of this diagnostic center.

Item 3.           Bankruptcy or Receivership
                  --------------------------
                  Not Applicable

Item 4.           Changes in Registrant's Certifying Accountant
                  ---------------------------------------------
                  Not Applicable.

Item 5.           Other Events
                  ------------
                  Not Applicable

Item 6.           Resignation of Registrant's Directors
                  -------------------------------------
                  Not Applicable

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits
                  ---------------------------------------------------------
                  Not Applicable

Item 8.           Change of Fiscal Year
                  ---------------------
                  Not Applicable

Item 9.           Sales of Equity Securities Pursuant to Regulation S
                  ---------------------------------------------------
                  Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

MEDICAL DEVICE TECHNOLOGIES, INC.

By:/s/ M. Lee Hulsebus
       ----------------------------------------
       M. Lee Hulsebus, Chief Executive Officer

Dated: April 14, 1999